UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2016 (May 4, 2016)
HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01   Regulation FD Disclosure

 HealthWarehouse.com, Inc. (the "Company") will present at the 3rdAnnual Growth Capital Expo MicroCap Investor Conference, held on May 3rd – 5th, 2016 at Caesars Palace in Las Vegas, Nevada.  The Company will be presenting on Wednesday, May 4th at 1:30pm PST and an audio file of the presentation will be available following the presentation at: http://wsw.com/webcast/gce3/hewa.
. A copy of the press release announcing the Company's participation and the investor presentation are included as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

The following exhibits are included herewith.

Exhibit Number	Description

99.1	Investor Presentation for the 3rd Annual Growth Capital Expo MicroCap Investor Conference*

99.2	Press Release dated May 3, 2016 *

*      The investor presentation and press release furnished as Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: May 4, 2016	By:/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer